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EXHIBIT 99.4

Item 15.    Exhibits, Financial Statement Schedules.

        (a)(1)    Financial Statements:

        The following financial statements of American Real Estate Partners, L.P. are included in Part II, Item 8:

        (a)(2)    Financial Statement Schedules:

Schedule III—Real Estate Owned and Revenues Earned (by tenant or guarantor, as applicable)	118

        All other Financial Statement schedules have been omitted because the required financial information is not applicable or the information is shown in the Financial Statements or Notes thereto.

Exhibit Index

3.1	Certificate of Limited Partnership of American Real Estate Partners, L.P. ("AREP") dated February 17, 1987 (incorporated by reference to Exhibit No. 3.1 to AREP's Form 10-Q for the quarter ended March 31, 2004 (SEC File No. 1-9516), filed on May 10, 2004).
3.2
Amended and Restated Agreement of Limited Partnership of AREP, dated as of May 12, 1987 (incorporated by reference to Exhibit No. 3.2 to AREP's Form 10-Q for the quarter ended March 31, 2004 (SEC File No. 1-9516), filed on May 10, 2004).
3.3
Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of AREP, dated February 22, 1995 (incorporated by reference to Exhibit 3.3 to AREP's Form 10-K for the year ended December 31, 1994 (SEC File No. 1-9516), filed on March 31, 1995).
3.4
Certificate of Limited Partnership of American Real Estate Holdings Limited Partnership ("AREH"), dated February 17, 1987, as amended pursuant to First Amendment thereto, dated March 10, 1987 (incorporated by reference to Exhibit 3.5 to AREP's Form 10-Q for the quarter ended March 31, 2004 (SEC File No. 1-9516), filed on May 10, 2004).
3.5
Amended and Restated Agreement of Limited Partnership of AREH, dated as of July 1, 1987 (incorporated by reference to Exhibit 3.5 to AREP's Form 10-Q for the quarter ended March 31, 2004 (SEC File No. 1-9516), filed on May 10, 2004).
3.6
Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of AREP, dated as of August 16, 1996 (incorporated by reference to Exhibit 10.1 to AREP's Form 8-K (SEC File No. 1-9516), filed on August 16, 1996).
3.7
Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of AREH, dated August 16, 1996 (incorporated by reference to Exhibit 10.2 to AREP's Form 8-K (SEC File No. 1-9516), filed on August 16, 1996).
3.8
Amendment No. 3. to the Amended and Restated Agreement of Limited Partnership of AREP, dated May 9, 2002 (incorporated by reference to Exhibit 3.8 to AREP's Form 10-K for the year ended December 31, 2002 (SEC File No. 1-9516), filed on March 31, 2003).

3.9
Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of AREH, dated June 14, 2002 (incorporated by reference to Exhibit 3.9 to AREP's Form 10-K for the year ended December 31, 2002 (SEC File No. 1-9516), filed on March 31, 2003).
4.1
Depositary Agreement among AREP, American Property Investors, Inc. and Registrar and Transfer Company, dated as of July 1, 1987 (incorporated by reference to Exhibit 4.1 to AREP's Form 10-Q for the quarter ended March 31, 2004 (SEC File No. 1-9516), filed on May 10, 2004).
4.2
Amendment No. 1 to the Depositary Agreement dated as of February 22, 1995 (incorporated by reference to Exhibit 4.2 to AREP's Form 10-K for the year ended December 31, 1994 (SEC File No. 1-9516), filed on March 31, 1995).
4.3	Specimen Certificate representing Depositary Units.
4.4	Form of Application for Transfer of Depositary Units.
4.5	Specimen Certificate representing Preferred Units (incorporated by reference to Exhibit No. 4.9 to AREP's Form S-3 (SEC File No. 33-54767), filed on February 22, 1995).
4.6
Indenture, dated as of January 29, 2004, among American Casino & Entertainment Properties LLC ("ACEP"), American Casino & Entertainemnt Properties Finance Corp., ("ACEP Finance"), the guarantors from time to time party thereto and Wilmington Trust Company, as Trustee (the "Trustee"), incorporated by reference to Exhibit 4.1 to ACEP's Form S-4 (SEC File No. 333-118149), filed on August 12, 2004).
4.7	Form of ACEP and ACEP Finance 7.85% Note (incorporated by reference to Exhibit 4.10 to AREP's Form 10-Q for the quarter ended June 30, 2004 (SEC File No. 1-9516), filed on August 9, 2004).
4.8
Registration Rights Agreement, dated as of January 29, 2004, among ACEP, ACEP Finance, the guarantors party thereto and Bear, Stearns & Co. Inc. (incorporated by reference to Exhibit 4.4 to ACEP's Form S-4 (SEC File No. 333-118149), filed on August 12, 2004).
4.9
Indenture, dated as of May 12, 2004, among AREP, American Real Estate Finance Corp. ("AREP Finance"), AREH and Wilmington Trust Company, as Trustee, (incorporated by reference to Exhibit 4.1 to AREP's Form S-4 (SEC File No. 333-118021), filed on August 6, 2004).
4.10	Form of AREP and AREP Finance 8 1/8% Note (incorporated by reference to Exhibit 4.2 to AREP's Form S-4 (SEC File No. 333-118021), filed August 6, 2004).
4.11
Registration Rights Agreement, dated as of May 12, 2004, among AREP, AREP Finance, AREH and Bear, Stearns & Co. Inc. (incorporated by reference to Exhibit 4.3 to AREP's Form S-4 (SEC File No. 333-118021), filed on August 6, 2004).
4.12
Indenture, dated as of February 7, 2005, among AREP, AREP Finance and AREH, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.9 to AREP's Form 8-K (SEC File No. 1-9516), filed on February 10, 2005).
4.13	Form of AREP and AREP Finance 7V8% Senior Note (incorporated by reference to Exhibit 4.10 to AREP's Form 8-K (SEC File No. 1-09516), filed on February 10, 2005).
4.14
Registration Rights Agreement, dated as of February 7, 2005, among AREP, AREP Finance and AREH, and Bear, Stearns & Co. Inc. and Jefferies & Company, Inc. (incorporated by reference to Exhibit 4.11 to AREP's Form 8-K (SEC File No. 1-9516), filed on February 10, 2005).
10.1	Distribution Reinvestment Plan
10.2	Registration Rights Agreement between AREP and X LP (now known as High Coast Limited Partnership).
10.3	Amended and Restated Agency Agreement (incorporated by reference to Exhibit 10.12 to Form 10-K for the year ended December 31, 1994 (SEC File No. 1-9516), filed on March 31, 1995).

10.4
Service Mark License Agreement, by and between Becker Gaming, Inc. and Arizona Charlie's, Inc., dated as of August 1, 2000 (incorporated by reference to ACEP's Form 10-K (SEC File No. 333-118149), filed on March 16, 2005.
10.5
Management Agreement, dated September 12, 2001, by and between National Energy Group, Inc. ("NEG") and NEG Operating LLC (incorporated by reference to Exhibit 99.4 to NEG's Form 8-K (SEC File No. 000-19136), filed on September 27, 2001).
10.6
Pledge Agreement and Irrevocable Proxy, dated December 29, 2003, made by NEG in favor of Bank of Texas, N.A. (incorporated by reference to Exhibit 10.3 of NEG's Form 8-K (SEC File No. 000-19036), filed on January 14, 2004).
10.7
Credit Agreement, dated as of January 29, 2004, by and among ACEP, certain subsidiaries of ACEP, the several lenders from time to time parties thereto and Bear Stearns Corporate Lending Inc., as Syndication Agent and Administrative Agent (incorporated by reference to Exhibit 10.1 to ACEP's Form S-4 (SEC File No. 333-118149), filed on August 12, 2004).
10.8
Pledge and Security Agreement, dated as of May 26, 2004, by and among ACEP, ACEP Finance, certain subsidiaries of ACEP and Bear Stearns Corporate Lending Inc. (incorporated by reference to Exhibit 10.2 to ACEP's Form S-4 (SEC File No. 333-118149), filed on August 12, 2004).
10.9
Employment Agreement, effective as of April 1, 2004, by and between ACEP and Richard P. Brown (incorporated by reference to Exhibit 10.4 to ACEP's Form S-4 (SEC File No. 333-118149), filed on August 12, 2004).
10.10
First Amendment to Credit Agreement, dated as of January 29, 2004 by and among ACEP, as the Borrower, certain subsidiaries of the Borrower, as Guarantors, The Several Lenders, Bear Stearns Corporate Lending Inc. as Syndication Agent, and Bear Steams Corporate Lending Inc., as Administrative Agent, dated as of May 26, 2004, Bear, Stearns & Co. Inc., as Sole Lead Arranger and Sole Bookrunner (incorporated by reference to Exhibit 10.6 to ACEP's Form S-4 (SEC File No. 333-118149), filed on October 12, 2004).
10.11
Management Agreement, dated November 16, 2004, by and between NEG and Panaco, Inc. ("Panaco") (incorporated by reference to Exhibit 10.13 to NEG's Form 10-Q (SEC File No. 000-19136), filed on November 15, 2004).
10.12
Management Agreement, dated August 28, 2003, by and between NEG and TransTexas Gas Corporation ("TransTexas") (incorporated by reference to Exhibit 10.1 to NEG's Form 8-K (SEC File No. 000-19136), filed on September 10, 2003).
10.13
Purchase Agreement for Notes Issued by TransTexas, dated December 6, 2004, by and between Thornwood Associates LP ("Thornwood") and AREP Oil & Gas LLC ("AREP Oil & Gas") (incorporated by reference to Exhibit 99.1 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).
10.14
Assignment and Assumption Agreement, dated December 6, 2004, by and between Thornwood and AREP Oil & Gas (incorporated by reference to Exhibit 99.2 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).
10.15
Membership Interest Purchase Agreement, dated as of December 6, 2004, by and among AREP Oil & Gas, Arnos Corp., High River and Hopper Investments LLC (incorporated by reference to Exhibit 99.3 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).
10.16
Assignment and Assumption Agreement, dated December 6, 2004, by and among AREP Oil & Gas, Arnos Corp., High River and Hopper Investments LLC (incorporated by reference to Exhibit 99.4 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).
10.17
Amended and Restated Oil & Gas Term Loan Agreement by and among Thornwood and TransTexas, Galveston Bay Pipeline Company and Galveston Bay Processing Corporation and Thornwood, dated August 28, 2003 (incorporated by reference to Exhibit 99.5 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).

10.18
Amended and Restated Security and Pledge Agreement, dated August 2003, by and among TransTexas, Galveston Bay Pipeline Company, Galveston Bay Processing Corporation and Thornwood (incorporated by reference to Exhibit 99.6 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).
10.19
Term Loan and Security Agreement among Panaco, Mid River LLC and Lenders Named Therein, dated as of November 16, 2004 (incorporated by reference to Exhibit 99.7 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).
10.20
Note Purchase Agreement, dated as of December 27, 2004, by and among AREP Sands Holding LLC, Barberry Corp., and Cyprus, LLC (incorporated by reference to Exhibit 99.1 to AREP's Form 8-K (SEC File No. 1-9516), filed on December 30, 2004).
12.1	Ratio of Earnings to Fixed Charges.
21.1	Code of Business Conduct and Ethics incorporated by reference to Exhibit 99.2 to AREP's Form 10-Q for the quarter ended September 30, 2004 (SEC File No. 1-9516), filed on November 9, 2004).
21.6	List of Subsidiaries.
31.1	Certification of Principal Executive Officer pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002.
31.2	Certification of Principal Financial Officer pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002.
32.1	Certification of Principal Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.1	Corporate Governance Guidelines (incorporated by reference to Exhibit 99.1 to AREP's Form 10-Q for the quarter ended September 30, 2004 (SEC File No. 1-9516), filed on November 9, 2004).
99.2	Code of Business Conduct and Ethics incorporated by reference to Exhibit 99. 2 to AREP's Form 10-Q for the quarter ended September 30, 2004 (SEC File No. 1-9516), filed on November 9, 2004).

Schedule III

AMERICAN REAL ESTATE PARTNERS, LP
a limited partnership
REAL ESTATE OWNED AND REVENUES EARNED

				Part 1—Real Estate Owned at December 31, 2004—Accounted for Under the:								Part 2—Revenues earned for the Year Ended December 31, 2004
				Operating Method						Financing Method
	State	No. of Locations	Amount of Encumbrances	Initial Cost to Company	Cost of Improvements	Amount Carried at Clost of Period		Reserve for Depreciation	Rent due and Accrued or Received in Advance at End of Period	Net Investment	Minimum Lease Payments Due and Accrued at End of Period	Total Revenue Applicable to Period		Expanded for Interest, Depreciation, Taxes, and Other Expenses		Net Income Applicable to Period
COMMERCIAL PROPERTY LAND AND BUILDING
Acme Markets, Inc. and FPBT of Penn	PA	1										$329,559	(3)	$13,739	(3)	$315,820
Alabama Power Company	AL	5										44,889		(13,675)		58,564
Amer Stores, Eckerd & Marburn	NJ	1										45,454	(3)	8,518	(3)	36,936
Atrium	VA	1										2,002,409	(3)	1,682,710	(3)	319,699
Best Products Co., Inc.	VA	1		$3,376,815	$(350,000)	$3,026,815		$257,538				114,217		487,522		(373,305)
Chesebrough-Pond's Inc.	CT	1										54,839	(3)	(9,000)	(3)	63,839
Collins Foods International, Inc.	OR	3										10,379	(3)	1,300	(3)	9,079
Collins Foods International, Inc.	CA	1										5,637	(3)	0	(3)	5,637
Dillon Companies, Inc.	MO	1										23,369	(3)	0	(3)	23,369
Dragon Court.	MA	1		3,744,706	37,571	3,782,277		308,037				143,148		718,750		(575,602)
Duke Power Co.	NC	1		3,464,225		3,464,225		458,819				797,177		114,705		682,472
Easco Corp.	NC	1		1,046,012		1,046,012	(2)	66,634				396,250		8,244		388,006
European American Bank and Trust Co.	NY	1										158,491	(3)	175,603	(3)	(17,112)
Farwell Bldg.	MN	1										600,675	(3)	(215,173)	(3)	815,848
First National Supermarkets, Inc.	CT	1	$19,576,538							$18,937,655		1,779,799		1,148,329		631,470.
Fisher Scientific Company.	IL	1										56,086	(3)	0	(3)	56,086
Forte Hotels International, Inc.	NJ	1										441,288	(3)	7,747	(3)	433,541
Fox Grocery Company	WV	1		1,919,486		1,919,486		13,375				211,197		13,375		197,822
Gino's, Inc.	OH	1		314,012		314,012		28,019				34,489		10,090		24,399
Golf Road	IL	1										364,321	(3)	(9,173)	(3)	373,494
Grand Union Co.	NY	1		874,765		874,765		104,090	$45			108,000		20,818		87,182
Grand Union Co.	VA	1										13,828	(3)	1,805	(3)	12,023
Whalen	NY	1		7,934,020		7,934,020	(2)	226,925				12,050		813,152		(801,102)
Gunite	IN	1										0	(3)	66,930	(3)	(66,930)
G.D. Searle & Co.	MN	1		339,358		339,358		172,501	(3,083)			37,000		2,562		34,438
G.D. Searle & Co.	IL	1										37,168	(3)	8,550	(3)	28,618
Integra A Hotel and Restaurant Co.	AL	2										127,984	(3)	2,646	(3)	125,338
Integra A Hotel and Restaurant Co.	IN	1										45,272	(3)	204	(3)	45,068
Integra A Hotel and Restaurant Co.	OH	1										39,770	(3)	0	(3)	39,770
Integra A Hotel and Restaurant Co.	MO	1		414,887		414,887		17,105				91,818		10,376		81,442
Integra A Hotel and Restaurant Co.	TX	1		438,097	(2,616)	435,481	(2)	16,744				103,960		0		103,960
Integra A Hotel and Restaurant Co.	MI	1										62,475	(3)	204	(3)	62,271
Intermountain Color	KY	1		560,444		560,444		523,715				97,802		5,453		92,349
J.C. Penney Company, Inc.	MA	1		2,484,262		2,484,262		1,987,410	(41,707)			250,244		3,850		246,394
Kings Buffet	FL	1		910,425		910,425		42,803	(279)			117,000		39,061		77,939
K-Mart Corporation	LA	1										0		31,394		(31,394)
K-Mart Corporation	WI	1										0	(3)	65,866	(3)	(65,866)
K-Mart Corporation	MN	1										0	(3)	85,348	(3)	(85,348)
K-Mart Corporation	IA	1								973,484		93,963		26,423		67,540
K-Mart Corporation	FL	1		2,636,000		2,636,000	(2)	1,899,765				251,420		6,815		244,605
K-Mart Corporation	FL											0		735		(735)
K-Mart Corporation	IL	1		600,000		600,000		31,732				62,322		58,800		3,522
Kobacker Stores, Inc.	MI	2		112,225		112,225			1,068	106,341	$2,412	24,142		461		23,681
Kobacker Stores, Inc.	KY	1		88,364		88,364			769	64,103	1,115	15,853		231		15,622
Kobacker Stores, Inc.	OH	4		198,031		198,031			1,851	187,753	4,117	48,933		461		48,472
Landmark Bancshares Corporation	MO	1								3,303,464		482,092		0		482,092
Louisiana Power and Light Company	LA	6		5,636,053		5,636,053		637,447				1,240,853		154,203		1,086,650
Louisiana Power and Light Company	LA	7		7,015,989		7,015,989		727,786				1,299,275		174,669		1,124,606
Marsh Supermarkets, Inc.	IN	1		5,001,933		5,001,933		3,229,039				506,300		131,479		374,821
Mid-South	TN	1										771,125	(3)	535,186	(3)	235,939
Montgomery Ward, Inc.	PA	1										156,267	(3)	(12,221)	(3)	168,488

Schedule III

AMERICAN REAL ESTATE PARTNERS, LP
a limited partnership
REAL ESTATE OWNED AND REVENUES EARNED

				Part 1—Real Estate Owned at December 31, 2004—Accounted for Under the:								Part 2—Revenues earned for the Year Ended December 31, 2004
				Operating Method						Financing Method
	State	No. of Locations	Amount of Encumbrances	Initial Cost to Company	Cost of Improvements	Amount Carried at Clost of Period		Reserve for Depreciation	Rent Due and Accrued or Received in Advance at End of Period	Net Investment	Minimum Lease Payments Due and Accrued at End of Period	Total Revenue Applicable to Period		Expanded for Interest, Depreciation, Taxes, and Other Expenses		Net Income Applicable to Period
COMMERCIAL PROPERTY LAND AND BUILDING
Montgomery Ward, Inc	NJ	1										113,765	(3)	3,227	(3)	110,538
Morrison, Inc	AL	1										0	(3)	44,213	(3)	(44,213)
Morrison, Inc	GA	1										91,680		29,053		62,627
Morrison, Inc	VA	1		904,766		904,766	(2)	32,502				0		39,460		(39,460)
Morrison, Inc	VA	1		861,134		861,134		46,236				0		21,793		(21,793)
North Carolina National Bank	SC	2		1,450,047		1,450,047		671,374				56,238		80,407		(24,169)
North Carolina National Bank	SC	1		153,365		153,365	(2)	103,365				0		3,851		(3,851)
Occidental Petroleum Corp	CA	1										0		38		(38)
Ohio Power Co. Inc	OH	1								3,053,550		290,655		0		290,655
Park West	KY	1										641,691	(3)	428,744	(3)	212,947
Park West UPS	KY	1										932,538	(3)	596,187	(3)	336,351
Penske Corp	OH	1										0	(3)	65,756	(3)	(65,756)
Pneumo Corp	OH	1		1,629,713		1,629,713		123,285				243,750		54,793		188,957
Portland General Electric Company	OR	1	31,096,664							45,903,530		3,984,278		2,526,316		1,457,962
Rayovac	WI	1	14,855,137	22,065,852		22,065,852	(2)	2,243,143				2,788,657		1,224,533		1,564,124
Safeway Stores, Inc	LA	1										48,984	(3)	1,545	(3)	47,439
Sams	MI	1		8,844,225		8,844,225	(2)	2,380,429				1,245,569		4,241		1,241,328
Smith's Management Corp	NV	1										0		810		(810)
Southland Corporation	FL	4		862,367		862,367		516,348				100,359		3,313		97,046
Staples	NY	1										136,332	(3)	21,304	(3)	115,028
Stone Container	WI	1	5,696,064	9,028,574		9,028,574	(2)	1,526,831	(75,748)			903,041		670,448		232,593
Stop & Shop	NY	1										137,100	(3)	0	(3)	137,100
Stop & Shop	NJ	1										55,565	(3)	45	(3)	55,520
Stop "N Shop Co., Inc	VA	1		2,158,099		2,158,099		115,294				109,255		207,934		(98,679)
Super Foods Services, Inc	MI	1	3,819,320							8,303,219		895,025		356,606		538,419
Telecom Properties, Inc	OK	1										0		506		(506)
Telecom Properties, Inc	KY	1		340,321		340,321		3,544				36,000		3,686		32,314
The A&P Company	MI	1										0	(3)	72,842	(3)	(72,842)
Tire Distribution Systems Inc	TN	1										4,583	(3)	150	(3)	4,433
Tops Market	NY	1		262,357		262,357		30,311	(15,727)			31,453		6,062		25,391
Toys "R" Us, Inc	TX	1										0		5,077		(5,077)
Waban	NY	1										261,122	(3)	22,972	(3)	238,150
Wetterau, Inc	PA	1		400,000		400,000	(2)					0		44,785		(44,785)
Wetterau, Inc	NJ	1		747,116		747,116		57,759				150,800		25,671		125,129
Wickes Companies, Inc	CA	1										66,565	(3)	(12,192	)(3)	78,757
RESIDENTIAL PROPERTY LAND AND BUILDING
Crown Cliffs	AL	1	6,926,225	11,550,899	112,579	11,663,478	(1)(2)	4,107,054				2,078,098		1,650,167		427,931
COMMERCIAL PROPERTY—LAND
Foodarama Supermarkets, Inc	NY	1										13,232	(3)	4,002	(3)	9,230
Foodarama Supermarkets, Inc	PA	1										12,000	(3)	4,002	(3)	7,998
Gino's, Inc	PA	1										6,751	(3)	4,002	(3)	2,749
Gino's, Inc	MA	1										6,751	(3)	4,002	(3)	2,749
Gino's, Inc	NJ	1										6,751	(3)	4,002	(3)	2,749
J.C. Penney Company, Inc	NY	1										917	(3)	0	(3)	917

Schedule III

AMERICAN REAL ESTATE PARTNERS, LP
a limited partnership
REAL ESTATE OWNED AND REVENUES EARNED

				Part 1—Real Estate Owned at December 31, 2004—Accounted for Under the:								Part 2—Revenues earned for the Year Ended December 31, 2004
				Operating Method						Financing Method
	State	No. of Locations	Amount of Encumbrances	Initial Cost to Company	Cost of Improvements	Amount Carried at Clost of Period		Reserve for Depreciation	Rent Due and Accrued or Received in Advance at End of Period	Net Investment	Minimum Lease Payments Due and Accrued at End of Period	Total Revenue Applicable to Period		Expanded for Interest, Depreciation, Taxes, and Other Expenses		Net Income Applicable to Period
COMMERCIAL PROPERTY LAND AND BUILDING
COMMERCIAL PROPERTY—BUILDING
AT&T	CA	1		2,569,705	2,830	2,572,535	(2)	82,237				462,931		153,631		309,300
Bank of America	GA	1								2,581,575		265,158		23,000		242,158
Baptist Hospital I	TN	1										614,762		506,345		108,417
Baptist Hospital 2	TN	1										228,172		184,120		44,052
Harwood Square	IL	1		6,952,206	257,158	7,209,364	(2)	4,186,890				795,016		57,952		737,064
Safeway Stores, Inc	CA	1										13,885	(3)	0	(3)	13,885
Toys "R" Us, Inc	RI	1								745,050	10,430	72,394		0		72,394
United Life & Accident Ins. Co	NH	1								2,894,284	(43,667)	252,370		5,207		247,163
Wickes Companies, Inc	PA	1								2,138,678		527,221		902		526,319
North Moore	NY	1	9,925,579		14,583,060	14,583,060		416,659	(49,172)			1,122,237		1,110,043		12,194

			91,895,527	119,890,855	14,640,582	134,531,437		27,392,745	(181,983)	89,192,686	(25,593)	33,514,240		16,644,625		16,869,615?

LESS HELD FOR SALE—OPERATING REAL ESTATE			(27,477,426)	(74,523,721)	(369,951)	(74,893,672)		(16,872,519)				(15,657,963)		(8,085,219)		57,572,744)

			64,418,101	45,367,134	14,270,631	59,637,765		10,520,226	(181,983)	89,192,686	(25,593)	17,856,277		8,559,406		9,296,871

LESS CURRENT PORTION			(3,700,000)							(3,912,000)

HOTEL AND RESORT OPERATING PROPERTIES
New Seabury	MA			37,087,739	954,952	38,042,691		9,148,267				9,848,167		10,056,181		(208,014)
Holiday Inn	FL											1,602,255	(3)	1,297,717	(3)	304,538
Bayswater	FL			5,310,365	79,105	5,389,470		719,824				3,002,000		2,618,000		384,000
Grand Harbor	FL				16,893,964	16,893,964		326,262				5,626,869		7,169,226		(1,542,357)

			0	42,398,104	17,928,021	60,326,125		10,194,353	0	0	0	20,079,291		21,141,124		(1,061,833)

LESS HELD FOR SALE-HOTEL AND RESORT												(3,868,700)		(3,942,003)		73,303

			$60,718,101	$87,765,238	$32,198,652	$119,963,890		$20,714,579	$(181,983)	$85,280,686	$(25,593)	$34,066,868		$25,758,527		$8,308,341

(1)
The Company owns a 70% interest in the joint venture which owns this property.

(2)
Such properties are being classified as held for sale at 12/31/04.

(3)
Sold in 2004 and included in discontinued operations.

AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

REAL ESTATE OWNED AND REVENUES EARNED

Year Ended December 31, 2004 (in $000's)

        1a.    A reconciliation of the total amount at which real estate owned, accounted for under the operating method and hotel and resort operating properties, was carried at the beginning of the period, with the total at the close of the period, is shown below:

Balance—January l, 2004	$161,158
Additions during period	32,866
Reclassifications during period from financing leases	1,919
Write downs	(350)
Reclassifications during period to assets held for sale	(74,720)
Disposals during period	(909)

Balance—December 31, 2004	$119,964

        b.    A reconciliation of the total amount of accumulated depreciation at the beginning of the period, with the total at the close of the period, is shown below:

Balance—January 1, 2004	$43,189
Depreciation during period	5,274
Disposals during period	(42)
Reclassifications during period to assets held for sale	(27,706)

Balance—December 31, 2004	$20,715

Depreciation on properties accounted for under the operating method is computed using the straight-line method over the estimated life of the particular property or property components, which range from 20 to 45 years.

        2.    A reconciliation of the total amount at which real estate owned, accounted for under the financing method, was carried at the beginning of the period, with the total at the close of the period, is shown below:

Balance—January l, 2004	$137,356
Reclassifications during period to operating properties	(1,919)
Disposals during period	(42,044)
Amortization of unearned income	9,880
Minimum lease rentals received	(14,080)

Balance—December 31, 2004	$89,193

        3.    The aggregate cost of real estate owned for Federal income tax purposes is $209,193 before accumulated depreciation.

        4.    Net income applicable to the period in Schedule III is reconciled with net earnings as follows:

Net income applicable to financing and operating leases and hotel and resort operating properties	$8,308
Net income applicable to hotel and casino operations	36,649	(1)
Net income applicable to land, house and condominium sales	6,355
Net income applicable to oil and gas operations	28,186	(2)
Add:
Interest income on U.S. Government and Agency Obligations and other investments	44,418
Dividend and unallocated other income	3,133

	127,049

Deduct expenses not allocated:
General and administrative expenses	9,806
Non-mortgage interest expense	37,195
Other	7,974

	54,975

Operating income after income taxes	72,074

Gain on sale of marketable equity and debt securities	40,159
Gain on sale of real estate	5,262
Impairment loss on equity interest in GB Holdings, Inc	(15,600)
Unrealized losses in securities sold sort	(23,619)

Income from continuing operations	78,276

Discontinued Operations:
Total Income from discontinued operations	82,697

Net Earnings	$160,973

(1)
Includes depreciation expense of $23,516 and $10,100 of income tax expense.

(2)
Includes income tax expense of $6,663.

AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

REAL ESTATE OWNED AND REVENUES EARNED

Year Ended December 31, 2003 (in $000's)

        1a.    A reconciliation of the total amount at which real estate owned, accounted for under the operating method and hotel and resort operating properties was carried at the beginning of the period, with the total at the close of the period, is shown below:

Balance—January 1, 2003	$303,460
Additions during period	1,675
Reclassifications during period from financing leases	5,065
Reclassifications during period to held for sale	(146,416)
Disposals during period	(2,626)

Balance December 31, 2003	$161,158

        b.    A reconciliation of the total amount of accumulated depreciation at the beginning of the period, with the total at the close of the period, is shown below:

Balance—January 1, 2003	$54,978
Depreciation during period	8,605
Reclassifications during period to held for sale	(20,153)
Disposals during period	(241)

Balance—December 31, 2003	$43,189

        Depreciation on properties accounted for under the operating method is computed using the straight-line method over the estimated useful life of the particular property or property components, which range from 5 to 45 years.

        2.    A reconciliation of the total amount at which real estate owned, accounted for under the financing method, was carried at the beginning of the period, with the total close of the period, is shown below:

Balance—January 1, 2003	$155,458
Reclassifications during period to operating properties	(5,065)
Disposals during period	(7,708)
Amortization of unearned income	13,115
Minimum lease rentals received	(18,444)

Balance—December 31, 2003	$137,356

        3.    The aggregate cost of real estate owned for Federal income tax purposes is $377,539 before accumulated depreciation.

        4.    Net income applicable to the period in Schedule III is reconciled with net earnings as follows:

Net income applicable to financing and operating leases and hotel and resort operating properties	$12,397
Net income applicable to hotel and casino operations	24,064	(1)
Net income applicable to land, house and condominium sales	4,136
Net income applicable to NEG, Inc.	19,522	(2)
Add:
Interest income on U.S. Government and Agency Obligations and other investments	22,583
Dividend and unallocated other income	3,061

	85,763

Deduct expenses not allocated:
General and administrative expenses	6,850
Nonmortgage interest expense	2,449
Other	5,912

	15,211

Operating income after income taxes	70,552
Gain on sale of real estate	7,121
Write down of marketable equity and debt securities and other investments	(19,759)
Loss on sale of other assets	(1,503)
Gain on sale of marketable equity and debt securities	2,607

Income from continuing operations	59,018

Total income from discontinued operations	11,006

Net earnings	$70,024

(1)
Includes depreciation expense of $20,222 and income tax benefit of $1,798.

(2)
Includes income tax expense of $225 and interest expense of $11,165.

        1a.    A reconciliation of the total amount at which real estate owned, accounted for under the operating method and hotel and resort operating properties, was carried at the beginning of the period, with the total at the close of the period, is shown below:

Balance—January 1, 2002	$273,887
Additions during period	20,886
Reclassifications during period from financing leases	13,503
Write downs	(l,992)
Disposals during period	(2,824)

Balance—December 31, 2002	$303,460

        b.    A reconciliation of the total amount of accumulated depreciation at the beginning of the period, with the total at the close of the period, is shown below:

Balance—January 1, 2002	$48,057
Depreciation during period	7,105
Disposals during period	(184)

Balance—December 31, 2002	$54,978

        Depreciation on properties accounted for under the operating method is computed using the straight-line method over the estimated useful life of the particular property or property components, which range from 7 to 45 years.

        2.    A reconciliation of the total amount at which real estate owned, accounted for under the financing method, was carried at the beginning of the period, with the total close of the period, is shown below:

Balance—January 1, 2002	$176,757
Reclassification during period	(13,503)
Write downs	(257)
Disposals during period	(1,560)
Amortization of unearned income	14,722
Minimum lease rentals received	(20,663)
Other	(38)

Balance—December 31, 2002	$155,458

        3.    The aggregate cost of real estate owned for Federal income tax purposes is $382,208 before accumulated depreciation.

        4.    Net income applicable to the period in Schedule III is reconciled with net earnings as follows:

Net income applicable to financing and operating leases and hotel and resort operating properties	$13,198
Net income applicable to hotel and casino operations	6,845 (1)
Net income applicable to land, house and condominium sales	20,384
Net income applicable to NEG Inc.	9,415 (2)
Add:
Interest income on U.S. Government and Agency Obligations and other investments	30,569
Dividend and unallocated other income	2,720

83,131

Deduct expenses not allocated:
General and administrative expenses	7,029
Non-mortgage interest expense	5,306
Other	1,505

13,840

Operating income after income taxes	69,291
Gain on sale of real estate	8,990
Write down of equity securities	(8,476)
Loss on sale of other assets	(353)
Loss on limited partnership interests	(3,750)
Minority interest in net earnings of Stratosphere Corporation	(1,943)

Income from continuing operations	63,759

Total income from discontinued operations	6,937

Net earnings	$70,696

(1)
Includes depreciation expense of $20,209 and income tax expense of $4,970.

(2)
Includes income tax expense of $5,068 and interest expense of $18,964.

AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

REAL ESTATE OWNED AND RESERVED FOR DEPRECIATION BY STATE
(Accounted for Under the Operating Method)
December 31, 2004 (in 000's)

State	Amount at Which Carried at Close of Year	Reserve for Depreciation
Florida	$24,057	$1,606
Illinois	600	32
Indiana	5,002	3,229
Kentucky	989	527
Louisiana	12,621	1,365
Massachusetts	44,310	11,444
Michigan	112	0
Minnesota	339	173
Missouri	415	17
New Jersey	747	58
New York	15,751	551
North Carolina	3,464	459
Ohio	2,142	151
South Carolina	1,450	671
Virginia	6,046	419
West Virginia	1,919	13

	$119,964	$20,715

AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

REAL ESTATE OWNED BY STATE
(Accounted for Under the Financing Method)
December 31, 2004 (in $000's)

State	Net Investment
Connecticut	$18,938
Georgia	2,583
Iowa	973
Kentucky	64
Michigan	8,410
Missouri	3,303
New Hampshire	2,894
Ohio	3,241
Oregon	45,903
Pennsylvania	2,139
Rhode Island	745

$89,193

Exhibit 12.1

AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES
RATIO OF EARNINGS TO FIXED CHARGES
(AMOUNTS IN THOUSANDS)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Income from continuing operations before income taxes, income or loss from equity investees and minority interest	$96,129	$60,145	$74,923	$71,169	$77,502
Fixed Charges:
Interest Expense	$46,099	$21,103	$27,297	36,577	$20,057
Amortized capitalized expenses related to indebtedness	$2,400	$320	$191	$178	$222
Estimated interest within rental expense	$128	$122	$124	$103	$100

Earnings as defined	$144,756	$81,690	$102,535	$108,027	$97,881

Fixed Charges (including capitalized terms):
Interest Expense	$46,099	$21,103	$27,297	$36,577	$20,057
Amortized capitalized expense related to indebtness	$2,400	$320	$191	$178	$222
Estimated interest within rental expense	$128	$122	$124	$103	$100

Fixed charges as defined	$48,627	$21,545	$27,612	$36,858	$20,379

Ratio of earnings to fixed charges	3.0	3.8	3.7	2.9	4.8

QuickLinks

EXHIBIT 99.4
AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES REAL ESTATE OWNED AND RESERVED FOR DEPRECIATION BY STATE (Accounted for Under the Operating Method) December 31, 2004 (in 000's)
AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES REAL ESTATE OWNED BY STATE (Accounted for Under the Financing Method) December 31, 2004 (in $000's)
Exhibit 12.1
AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES RATIO OF EARNINGS TO FIXED CHARGES (AMOUNTS IN THOUSANDS)